                                                                  EXHIBIT 10.5.1

                                Execution Copy

                FIRST AMENDMENT TO CREDIT AGREEMENT AND WAIVER

     THIS FIRST AMENDMENT TO CREDIT AGREEMENT AND WAIVER dated as of December 7, 1998 by and between EDUTREK INTERNATIONAL, INC. (f/k/a E_Holdings, Inc.) (together with its successors and assigns, the "Borrower"), each of the Lenders a signatory hereto (the "Lenders") and NATIONSBANK, N.A. (f/k/a NationsBank, N.A. (South)), as Agent (the "Agent").

     WHEREAS, the Borrower and the Lenders and the Agent entered into that certain Credit Agreement dated as of October_8, 1996 (the "Credit Agreement"), pursuant to which the Lenders agreed to make available to the Borrower certain financial accommodations; and

     WHEREAS, the Borrower, the Lenders hereby agree, on the terms and conditions set forth herein, to amend the Credit Agreement in certain respects;

     NOW, THEREFORE, in consideration of the mutual promises and covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties, the parties hereto agree as follows:

     SECTION 1.  SPECIFIC AMENDMENTS TO CREDIT AGREEMENT.
                 ---------------------------------------

     (a) The Credit Agreement is amended by deleting from Section_1.1 thereof the definition of the term "Revolving Termination Date" in its entirety and substituting in its place the following:

     "Revolving Termination Date" means March 7, 1999.
      --------------------------

     (b) The Credit Agreement is amended by deleting Section_2.1(B)(1) thereof in its entirety and substituting in its place the following:

     "(B) Revolving Loans. (1)_Subject to the terms and
          ---------------
     conditions of this Agreement and in reliance upon the representations and warranties of the Borrower contained herein, each Lender agrees, severally and not jointly, to lend to the Borrower from time to time during the period from the Closing Date to but excluding the Revolving Termination Date, its Pro Rata Share of the Revolving Loan. The aggregate amount of all Revolving Loan Commitments shall not exceed the amounts set forth for the respective periods in the table below, as reduced from time to time pursuant to Section_2.6(C) and/or 2.6(D):

---------------------------------------------------------------
                  PERIOD                       REVOLVING LOAN
                                                 COMMITMENTS
---------------------------------------------------------------
December 7, 1998 through January 22, 1999        $4,000,000

---------------------------------------------------------------
January 22, 1999 through March 7, 1999           $3,000,000

---------------------------------------------------------------

     If at any time the aggregate amount of Revolving Loans outstanding exceeds the Revolving Loan Commitments as set forth in the above table, the Borrower shall immediately repay a principal amount of

     Revolving Loans equal to such excess. On the terms and conditions set forth herein, amounts borrowed under this Section 2.1(B) may be repaid and reborrowed at any time prior to the Revolving Termination Date."

     SECTION_2.  ACKNOWLEDGMENT OF LENDERS' COMMITMENTS.  The parties hereto
                 --------------------------------------
hereby agree that after giving effect to the transactions contemplated by this Amendment and Waiver, the amount of each Lender's respective Revolving Loan Commitment is as set forth on the signature page hereto.

     SECTION 3.  CONDITIONS PRECEDENT TO EFFECTIVENESS OF THIS AMENDMENT AND
                 -----------------------------------------------------------
WAIVER.  The effectiveness of this Amendment and Waiver is subject to receipt by
------
the Agent of each of the following, each in form and substance satisfactory to the Agent:

     (a) A counterpart of this Amendment and Waiver duly executed by the Borrower and each Guarantor;

     (b)  Payment of a modification fee in the amount of $10,000;

     (c) A Revolving Note executed by the Borrower, payable to the order of NationsBank, N.A. ("NationsBank") and in the original principal amount of $4,000,000 (the "New Note") in replacement of the outstanding Revolving Note in favor of NationsBank in the principal amount of $2,500,000;

     (d) A copy of the resolutions of the board of directors of the Borrower authorizing the execution and delivery of this Amendment and Waiver and the New Note, certified by the Secretary or an Assistant Secretary of the Borrower; and

     (e) Such other documents, instruments and agreements as the Agent may reasonably request.

     SECTION 4.  WAIVER.   The Lenders hereby waive application of the
                 ------
requirements of Section 5.14 of the Credit Agreement to the real property leases entered into by the Borrower after October 8, 1996 at the locations set forth on Schedule A hereto until March 7, 1999.
----------

     SECTION 5.  REAFFIRMATION BY BORROWER.  The Borrower hereby reaffirms all
                 -------------------------
representations and warranties made by the Borrower to the Agent and Lenders in the Credit Agreement on and as of the date hereof with the same force and effect as if such representations and warranties were set forth in this Amendment and Waiver in full, except for any representation or warranty limited by its terms to a specific date and except as set forth on Schedule B hereto and taking into
                                              ----------
account any amendments to the Schedules or Exhibits as a result of any disclosures made in writing by the Borrower to the Agent after the Closing Date and approved by the Agent.

     SECTION_6.  REAFFIRMATION BY GUARANTORS.  Each of the Guarantor reaffirms
                 ---------------------------
its continuing obligations to the Agent and Lenders under its Guaranty, and agrees that this Amendment and Waiver shall not in any way affect the validity and enforceability of such Guaranty, or reduce, impair or discharge the obligations of such Guarantor thereunder.

     SECTION 7.  REPRESENTATIONS.  The Borrower further represents to the Agent
                 ---------------
and Lenders that:

     (a)  Authorization. The Borrower has the right and power, and has taken all
          -------------
necessary action to authorize it, to execute and deliver this Amendment and Waiver and the New Note and to perform under this Amendment and Waiver, the New Note and the Credit Agreement, as amended by this Amendment and Waiver, in accordance with their respective terms. Each of this Amendment and Waiver, the New Note and the Credit Agreement, as amended by this Amendment and Waiver, is a legal, valid and binding obligation of the Borrower enforceable against the Borrower in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization, moratorium or other laws affecting generally the enforcement of creditors' rights.

     (b)  Compliance of Loan Documents with Laws, etc.  The execution and
          -------------------------------------------
delivery of this Amendment and Wavier and the New Note, and the performance of this Amendment and Waiver, the New Note and the Credit Agreement, as amended by this Amendment and Waiver, in accordance with their respective terms and the borrowings thereunder do not and will not, by the passage of time, the giving of notice or otherwise: (i)_require any Government Approval or violate any Applicable Law relating to the Borrower; (ii)_conflict with, result in a breach of or constitute a default under the partnership agreement or by-laws of the Borrower, or any indenture, agreement or other instrument to which the Borrower is a party or by which it or any of its properties may be bound; or (iii)_result in or require the creation or imposition of any Lien upon or with respect to any property now owned or hereafter acquired by the Borrower other than in favor of the Agent for the benefit of the Lenders.

     (c)  No Default.  No Default or Event of Defaults exists as of the date
          ----------
hereof and, after giving effect to this Amendment and Waiver, no Default or Event of Default will occur or exist.

     SECTION 8. COVENANT OF THE BORROWER.  The Borrower shall, on or before
                ------------------------
January 7, 1999, supplement in writing and deliver to the Agent revisions of all Schedules annexed to the Credit Agreement to the extent necessary to disclose new or changed facts or circumstances after the Closing Date which have not already been provided to the Agent pursuant to Section 5.1(P) of the Credit Agreement. The failure of the Borrower to comply with this covenant shall constitute an Event of Default.

     SECTION 9.  REFERENCES TO THE CREDIT AGREEMENT AND THE OTHER LOAN
                 -----------------------------------------------------
DOCUMENTS. Each reference to the Credit Agreement and any of the Loan Documents shall be deemed to be a reference to the Credit Agreement as amended by this Amendment and Waiver, and as each may from time to time be further amended, supplemented, restated or otherwise modified in the future by one or more other written amendments or supplemental or modification agreements entered into pursuant to the applicable provisions of the Credit Agreement.

     SECTION 10.  EXPENSES.  Pursuant to Section_10.2 of the Credit Agreement,
                  --------
the Borrower shall reimburse the Agent upon demand for all reasonable costs and expenses (including reasonable attorneys' fees) incurred by the Agent in the preparation, negotiation and execution of this Amendment and Wavier and the other agreements and documents executed and delivered in connection herewith.

     SECTION 11.  BENEFITS.  This Amendment and Wavier shall be binding upon and
                  --------
shall inure to the benefit of the parties hereto and their respective successors and assigns.

     SECTION 12.  GOVERNING LAW.  THIS AMENDMENT AND WAIVER SHALL BE GOVERNED
                  -------------
BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF GEORGIA.

     SECTION 13.  EFFECT.  Except as expressly herein amended, the terms and
                  ------
conditions of the Credit Agreement and the other Loan Documents shall remain in full force and effect. The amendment contained in Section 1 herein shall be deemed to have prospective application only. The waiver contained in Section 4 herein shall not be construed to be a waiver of any Event of Default that may be in existence as of the date hereof except as specifically stated in said Section. Further, this Amendment and Waiver shall not be construed as a waiver of any future violation of any of the terms and conditions of the Credit Agreement nor shall the Borrower, by receipt of this waiver, expect that such a waiver will be given in the future.

     SECTION 14.  COUNTERPARTS.  This Amendment and Waiver may be executed in
                  ------------
any number of counterparts, each of which shall be deemed to be an original and shall be binding upon all parties, their successors and assigns.

     SECTION 15.  DEFINITIONS.  All terms defined in the Credit Agreement which
                  -----------
are used herein shall have the meanings defined in the Credit Agreement, unless specifically defined otherwise herein. The Credit Agreement shall be further amended by incorporating all terms defined in this Amendment and Waiver.

     SECTION 16.  NO NOVATION.  The parties do not intend that the amendment to
                  -----------
the Credit Agreement effected hereby constitutes a novation of the indebtedness incurred under, and evidenced by, the Credit Agreement and the other Loan Documents.

IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to Credit Agreement and Waiver to be executed by their duly authorized officers as of the date first above written.

                              AGENT AND SOLE LENDER:

                              NATIONSBANK, N.A. (f/k/a
                                NationsBank, N.A. (South))


                              By: Julie I. Davis
                                  ----------------------------------------
                                  Title: Senior Vice President
                                         ---------------------------------


                              BORROWER:

                              EDUTREK INTERNATIONAL, INC.
                                (f/k/a E Holdings, Inc.)


                              By: Steve Bostic
                                  ----------------------------------------
                                  Title: Chairman
                                         ---------------------------------


                              GUARANTORS:

                              AMERICAN INTERCONTINENTAL
                               UNIVERSITY, INC.


                              By: Steve Bostic
                                  ----------------------------------------
                                  Title: Chairman
                                         ---------------------------------


                              THE AMERICAN COLLEGE IN
                               LONDON, LTD. U.S.


                              By: Steve Bostic
                                  ----------------------------------------
                                  Title: Chairman
                                         ---------------------------------

                      [Signatures Continued on Next Page]

 [SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT AND WAIVER DATED AS OF
                               DECEMBER 7, 1998
                       FOR EDUTREK INTERNATIONAL, INC.]


                                      EDUTREK SYSTEMS, INC.


                              By: Steve Bostic
                                  -----------------------------------
                                  Title: Chairman
                                         ----------------------------


                                  AMERICAN EUROPEAN MIDDLE
                                  EAST CORPORATION, L.L.C.

                               By: American Intercontinental University,
                                            Inc., its Manager

                             By: Steve Bostic
                                 --------------------------------------
                                 Title: Chairman
                                        -------------------------------


                                 THE AMERICAN COLLEGE IN LONDON, LTD.


                             By: Steve Bostic
                                 --------------------------------------
                                 Title: Chairman
                                        -------------------------------

                                  SCHEDULE A

                              NEW LEASE LOCATIONS


1.0.2.Lease dated October 2, 1998 with Highwoods/Florida Holdings, L.P., as
     Landlord for 13,352 square feet at 1601 N. Harrison Parkway, Building B, Sunrise, Florida 33323, expiring September 30, 1999.

3. 0.4. Lease dated February 16, 1998 with CarrAmerica Realty Corporation, as Landlord for the building known as Embassy Row 500, 6600 Peachtree Dunwoody Road, Atlanta, Georgia 30378.

5. 0.6. Lease dated June 19, 1998 with W9/WLA Real Estate Limited Partnership, as Landlord for the building known as 12655 West Jefferson Boulevard, Los Angeles, California 90066.

7. 0.8. Lease dated June 30, 1998 with The 1770 G Street Limited Partnership, as Landlord for space in the building located at 1776 G Street, Washington, D.C.

                                  SCHEDULE B

                         EXCEPTIONS TO REPRESENTATIONS

        1.0.2.Section 4.1(B). Edutrek International, Ltd. is no longer a
              --------------
        Subsidiary of the Borrower.

3.   0.4.  The last sentence of Section 4.1(C).  Schedule 4.1(C) does not set
           -----------------------------------
           forth the jurisdictions in which the Loan Parties have qualified to do business since the Closing Date.

5.   0.6.  Section 4.1(E).  Edutrek International, Ltd., a Subsidiary set
           --------------
           forth in Schedule 4.1(E), was merged into E-Holdings, Inc., its parent (which changed its name to Edutrek International, Inc.) on April 4,1997.

7.   0.8.  The last sentence of Section 4.6. The annual payment amounts under
           --------------------------------
           Operating Leases and Real Property Leases exceed the amounts set forth in such Section by $1,645,146 and $3,414,811, respectively, as of November 30, 1998.

9.   0.10. The first sentence of Section 4.12(A). Schedule 4.12 does not set
           -------------------------------------
           forth all of the Employee Benefits Plans of the Loan Parties as the Borrower has created additional Employee Benefits Plans in the ordinary course of its business since the Closing Date.

11.  0.12. Section 4.13.  The Borrower has registered additional trademarks
           ------------
           since the Closing Date which are not set forth on Schedule 4.13.

13.  0.14. The last sentence of Section 4.16.  The Borrower has entered into
           ---------------------------------
           certain employment contracts in the ordinary course of business since the Closing Date which are not set forth on Schedule 4.16.

15.  0.16. Section 4.21.  Schedule 4.21 does not set forth the current bank
           ------------
           accounts of the Borrower, all of which are maintained with NationsBank and its Affiliates.